Rule 497(e)
Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator MSCI Emerging Markets Power Buffer ETF™ – July

(the “Fund”)

Supplement To the Fund’s Prospectus
Dated March 1, 2020

June 23, 2021

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period will end on June 30, 2020, and the Fund will commence a new outcome period that will begin on July 1, 2021 and end on June 30, 2022. The Fund’s new Cap will not be determined until the start of the new outcome period on July 1, 2021. Effective as of the commencement of the outcome period on July 1, 2021, the outcomes for the Fund will be based upon the iShares MSCI Emerging Markets ETF. As of June 22, 2021, the expected range of the Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator MSCI Emerging Markets Power Buffer ETF™ – July	EJUL	7.62% – 12.18% (6.73% – 11.29% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference